OPTIMUM FUND TRUST
Optimum Fixed Income Fund
Optimum International Fund
Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small Cap Growth Fund
Optimum Small Cap Value Fund
(each, a "Fund" and collectively, the "Funds")

Supplement to the Funds' Statement of Additional Information ("SAI") dated July 29, 2007

Effective November 1, 2007, Robert J. Christian joined the Funds' Board of Trustees and its Audit Committee. In connection with Mr. Christian's election to the Board, the following disclosure is added to the chart that appears under the "Officers and Trustees" section of the SAI, and all references to William W. Hennig in such sections are deleted as a result of his resignation from the Funds' Board of Trustees.

Name, Address and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustee
Robert J. Christian 2005 Market Street Philadelphia, PA 19103 Age 58	Trustee	November 1, 2007 to present	Chief Investment Officer - Wilimington Trust Corporation (1996-2006)	6	Trustee - Wilmington Funds (1998 - present) and FundVantage (2007 - present) Trustee - LaSalle University (2001 - present) Trustee - Library Company of Phildelphia (2004 - present)

In addition, the following replaces, in its entirety, the disclosure under "Lending of Portfolio Securities" in the "Investment Strategies and Risks" section of the SAI:

A Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions. It is the understanding of the Manager that the staff of the Securities and Exchange Commission permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to a Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest, or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, under certain circumstances the Fund must attempt to enter into an arrangement to exercise voting rights on the loaned securities. The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, a Fund will only enter into loan arrangements after a review of all pertinent facts by the investment adviser, under the supervision of the Board of Trustees as applicable, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the investment adviser.

Please keep this Supplement for future reference.

This Supplement is dated December 3, 2007.